Summary Prospectus Supplement

January 30, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 30, 2013 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2012, as supplemented on May 17, 2012 of:

Emerging Markets Portfolio
(the "Portfolio")

The section of the Summary Prospectus entitled "Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Ruchir Sharma	Managing Director	April 2002
Paul Psaila	Managing Director	February 1994
Eric Carlson	Managing Director	September 1997
Name	Title with MSIM Company	Date Began Managing Portfolio
Munib Madni	Managing Director	May 2012
Samuel Rhee	Managing Director	May 2012
Name	Title with MSIM Limited	Date Began Managing Portfolio
Ana Cristina Piedrahita	Executive Director	January 2002

Please retain this supplement for future reference.

  SU-MSIF-04-SPT1 1/13